EXHIBIT 10.01-05

AMENDMENT NO. 5 OF
ARIZONA NUCLEAR POWER PROJECT
PARTICIPATION AGREEMENT
DATED DECEMBER 5, 1979

APS Contract No: 2741-4l9.443

Execution Copy

AMENDMENT NO. 5 Of
ARIZONA NUCLEAR POWER PROJECT
PARTICIPATION AGREEMENT
PARTIES:
The Parties to this Amendment No. 5 are: ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virture of the laws of the State of Arizona, hereinafter referred to as "Arizona", SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Salt River Project", SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as "Edison", PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, hereinafter referred to as "PNM" and EL PASO ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, hereinafter referred to as "El Paso".
EFFECTIVE DATE: December 5, 1979
WHEREAS, Arizona, Salt River Project, Edison, PNM, and El Paso are parties to a certain agreement entitled Arizona Nuclear Power Project Participation Agreement, dated as of August 23, 1973, as amended by Amendment No. 1, dated as of January 1, 1974, Amendment No. 2, dated as of August 28, 1975, Amendment No. 3, dated as of July 22, 1976, and Amendment No. 4, dated as of December 15, 1977, (hereinafter as so amended "Participation Agreement");

WHEREAS, because of the quantity and characteristics of the Power and Energy required for the testing of various components and systems for the startup of each Generating Unit before and during its Startup Period and at other times after its Date of Firm Operation, the Participants have concluded that whenever such Power and Energy requirements for any Generating Unit cannot be furnished by one of the other Generating Units, Participants shall supply or have supplied such Power and Energy requirements in accordance with their respective Generation Entitlement Shares.
THEREFORE, in consideration of the promises and the mutual covenants and obligations of parties as hereinafter set forth, the Parties hereto agree that the Participation Agreement be and hereby is amended as follows:

1.	Section 3.27 is deleted in its entirety and a new Section 3.27 is added to read as follows:
"3.27 General Service Requirements: The Power and Energy, including without limitation Testing and Startup Power and Energy, required during any period and supplied from one or more Generating Units for testing, startup, or operation of all process and auxiliary equipment and systems used or useful in connection with the operation and maintenance of all Generating Units."

2.	Following Section 3.54, a new Section 3.54A shall be added to read as follows:
"3.54A Testing and Startup Power and Energy: The amount of Power and Energy required for the purposes of testing of any component or system of any Generating Unit before, during, or after its Startup Period."

3.	Following Section 3.54A, a new Section 3.54B shall be added to read as follows:
"3.54B Transmission Agreements: Transmission Agreements which may be entered into between and among the Parties and third parties for the explicit purpose of defining transmission arrangements and charges for the delivery of each Participant's Generation Entitlement Share and/or Testing and Startup Power and Energy."
4.    Section 5 is amended (i) to change the caption to read:
"5. Power and Energy Entitlements and Requirements:"
and (ii) by the addition of a new Section 5.8 which reads as follows:
"5.8 Each of the Participants shall, in accordance with any applicable Transmission Agreements or other agreements for the delivery or supply of ANPP Testing and Startup Power and Energy, deliver or have delivered to the 500 KV bus at the ANPP High Voltage Switchyard its share, equal to its Generation Entitlement Share, of all or a portion of the Testing and Startup Power and Energy requirements of any Generating Unit which the Project Manager or the Operating Agent shall have determined, in accordance with policies, criteria, and procedures approved by the Engineering and Operating Committee pursuant to Section 6.3.2.5 hereof, cannot or should not be supplied by any other Generating Unit and shall have scheduled for delivery in accor-

dance with procedures approved by the Engineering and Operating Committee pursuant to Section 6.3.2.7. The costs of Testing and Startup Power and Energy delivered by each Participant shall be borne by such Participant consistent with any applicable Transmission Agreements or other agreements for the delivery or supply of ANPP Testing and Startup Power and Energy and shall be accounted for by such Participant in such manner as it deems appropriate."

5.	Section 6.3.1 is deleted in its entirety and a new Section 6.3.1 is added to read as follows:
"6.3.1 Provide liaison between Participants and the Project Manager with regard to the Construction Work, including without limitation the scheduling and delivery by the Participants of Testing and Startup Power and Energy."

6.	Section 6.3.2.5 is deleted in its entirety and a new Section 6.3.2.5 is added to read as follows:
"6.3.2.5 The policies, criteria. and procedures for determining Available Generating Capability, General Service Requirements, Maximum Generating Capability, Minimum Generating Capability, Net Energy Generation, and Zero Net Load, for allocating the General Service Requirements among the Generating Units and for determining the amounts of Testing and Startup Power and Energy to be provided by the Participants."

7.	Section 6.3.2.7 is deleted in its entirety and a new Section 6.3.2.7 is added to read as follows:
"6.3.2.7 The procedures for scheduling deliveries of Power and Energy to the Participants, scheduling deliveries of

Testing and Startup Power and Energy from the Participants, and for forecasting and estimating requirements for and scheduling deliveries of Nuclear Fuel, water, and Materials and Supplies."

8.	Section 6.3.2.1l is deleted in its entirety and a new Section 6.3.2.11 is added to read as follows:
"6.3.2.11 The practices and procedures for keeping each Participant advised of (i) the Available Generating Capability of each Generating Unit, (ii) the deliver of Power and Energy from ANPP in accordance with the Participants' schedules, and (iii) the Testing and Startup Power and Energy requirements to be provided by the Participants pursuant to schedules. Such practices and procedures shall provide for modifying said schedules to meet the needs of day-to-day or hour-by-hour operation, including emergencies on a Participant's system."

9.	Section 7.3.19 is deleted in its entirety and a new Section 7.3.19 is added to read as follows:
"7.3.19 Provide the Participants with all necessary and required records and information pertaining to the performance of Construction Work, including progress reports at such regular intervals as the Administrative Committee or the Engineering and Operating Committee shall determine, and the amount and scheduling of delivery by the Participants of Testing and Startup Power and Energy prior to the Date of Firm Operation of the first Generating Unit."

10.	Section 7.3.33 is deleted in its entirety and a new Section

7.3.33 is added to read as follows:
"7.3.33 Coordinate with the Operating Agent all arrangements (i) for shipment, transfer, receipt, inspection, storage and loading of Nuclear Fuel at the Nuclear Plant Site, (ii) for the preoperational testing and acceptance by the Operating Agent of components and systems of ANPP, (iii) for preoperational radiological, meteorological, and other environmental monitoring programs which are to be continued after the Date of Firm Operation of the first Generating Unit, (iv) for the startup, operational testing, and operation of each Generating Unit prior to its Date of Fire Operation, (v) for the scheduling and delivery of Testing and Startup Power and Energy required after the Date of Firm Operation of the first Generating Unit and (vi) for the preservation and organization of all quality assurance records accumulated in the performance of Construction Work and for the on-going quality assurance and surveillance programs to be conducted during ANPP operation."

11.	Section 8.3.18 is deleted in its entirety and a new Section 8.3.18 is added to read as follows:
"8.3.18 Determine, in accordance with policies, criteria and procedures established by the Engineering and Operating Committee pursuant to Section 6.3.2.5 hereof, and keep the system dis- patcher of each Participant advised of (i) the Maximum Generating Capability, Minimum Generating Capability, and the Available Generating Capability of each Generating Unit and (ii) the Testing and Startup Power and Energy to be provided by the

Participants after the Date of Firm Operation of the first Generating Unit."

12.	Section D.l.6 of Appendix D of the Participation Agreement is deleted in its entirety and a new Section D.1.6 is added to read as follows:
"D.1.6 Applicable costs of materials, supplies, tools, machinery, equipment, apparatus, construction Power and Energy (excluding Testing and Startup Power and Energy supplied by the Participants pursuant to Section 5.8 of the Participation Agreement), including installation of any facilities necessary therefor, determined in accordance with the established charges, rates, rules, regulations, and practices of the utility furnishing such construction Power, Energy, and facilities, construction water in connection with Construction Work, including rental charges, and Emergency Spare Parts."

13.	Section E.l. of Appendix E of the Participation Agreement is amended to read as follows:
"E.l. Operation And Maintenance Expenses: In determining ANPP operating expenses, the Operating Agent shall include the following expenses to the extent that they are chargeable to ANPP in accordance with Accounting Practice, including Arizona's normal time-off allowances and Materials and Supplies stores load, but excluding the costs of Testing and Startup Power and Energy provided by the Participants:"

14.	Sections El.l through El.9 of Appendix E of the Participation Agreement shall remain as written.

15.	Except as provided herein, the Participation Agreement, as amended by this Amendment No. 5, shall remain in full force and effect.
WHEREFORE, the parties have executed this Amendment No. 5 as of the date first set forth above.

ARIZONA PUBLIC SERVICE COMPANY

		By	[ILLEGIBLE]
		Its	Vice President

SALT RIVER PROJECT AGRICULTURAL
IMPROVEMENT AND POWER DISTRICT
ATTEST AND COUNTERSIGN:
	[ILLEGIBLE]	By	[ILLEGIBLE]
Its	Secretary	Its	Vice President

SOUTHERN CALIFORNIA EDISON COMPANY

		By	[ILLEGIBLE]
		Its	Vice President

PUBLIC SERVICE COMPANY OF NEW MEXICO
ATTEST AND COUNTERSIGN:
	[ILLEGIBLE]	By	[ILLEGIBLE]
Its	Secretary	Its	Vice President

EL PASO ELECTRIC COMPANY
ATTEST AND COUNTERSIGN:
	[ILLEGIBLE]	By	[ILLEGIBLE]
Its	Secretary	Its	Vice President

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)
On this 17th day of December, 1979 before me, the undersigned Notary Public, personally appeared Russell D. Hulse who acknowledged himself to be the Vice President of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such Vice President.
IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[ILLIGIBLE]
Notary Public

My commission expires:

November 13, 1982

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)
On this 15th day of January, 1980 before me, the undersigned Notary Public, personally appeared JOHN R. LASSEN and PAUL D. RICE who acknowledged himself to be the        Vice President        and         Secretary        of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona agricultural improvement district, and that they as such officers, being authorized so to do, that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such      Vice President     and       Secretary    .
IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Don E. Smith
Notary Public

My commission expires:

[SEAL]

__My Commission Expires May 5, 1983__

STATE OF CALIFORNIA	)
	)	ss.
County of Los Angeles	)
On this 18th day of April, 1980 before me, the undersigned Notary Public, personally appeared G. J. Bjorklund who acknowledged himself to be the ___Vice President_____ of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such Vice President.
IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Dona Mary Wilcomb
[SEAL]	Notary Public

My commission expires:

June 18, 1981

STATE OF NEW MEXICO	)
	)	ss.
County of Bernalillo	)
On this 3rd day of March, 1980 before me, the undersigned Notary Public, personally appeared C. C. Bedford and                       who acknowledged himself to be the        Vice President        and                        of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such        Vice President        and                       .
IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[ILLIGIBLE]
Notary Public

My commission expires:

__    8-5-80            __

STATE OF TEXAS	)
	)	ss.
County of El Paso	)
On this 20th day of March, 1980 before me, the undersigned Notary Public, personally appeared R. E. York and  Theta S. Fields   who acknowledged themselves to be the        Senior Vice President        and      Secretary             of EL PASO ELECTRIC COMPANY, a Texas corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such   Senior Vice President    and      Secretary            .
IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Cecelia R. Shea
Notary Public

My commission expires:

__    6-30-81        __